Exhibit 99.2
ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
COMBINED STATEMENTS OF OPERATIONS INFORMATION
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited, in millions of U.S. dollars)

	Three months ended		Six months ended
	June 30,		June 30,
	2009	2008	2009	2008

Sales	$517	$861	$1,110	$1,767
Costs and expenses:
Cost of sales, excluding depreciation, amortization and cost of timber harvested	429	667	835	1,438
Depreciation, amortization and cost of timber harvested	81	115	181	228
Distribution costs	62	107	126	222
Selling and administrative expenses	7	47	47	96
Closure costs, impairment and other related charges	239	12	270	14
Net gain on disposition of assets	—	—	(52)	—

Operating loss	(301)	(87)	(297)	(231)
Interest expense	(114)	(163)	(250)	(241)
Other (expense) income, net	(19)	38	(22)	62

Loss before reorganization items and income taxes	(434)	(212)	(569)	(410)
Reorganization items, net	(59)	—	(64)	—

Loss before income taxes	(493)	(212)	(633)	(410)
Income tax benefit	39	7	46	14

Net loss including noncontrolling interests	(454)	(205)	(587)	(396)
Net loss (income) attributable to noncontrolling interests	1	(5)	(9)	(8)

Net loss attributable to Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC	$(453)	$(210)	$(596)	$(404)

See accompanying footnote.

ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
COMBINED BALANCE SHEET INFORMATION
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited, in millions of U.S. dollars)

June 30,
2009

Assets
Current assets:
Cash and cash equivalents	$132
Accounts receivable, net	347
Accounts receivable from affiliates	5
Inventories, net	333
Assets held for sale	409
Other current assets	20

Total current assets	1,246

Fixed assets, net	2,221
Amortizable intangible assets, net	464
Other assets	395

Total assets	$4,326

Liabilities and deficit
Liabilities not subject to compromise:
Current liabilities:
Accounts payable and accrued liabilities	$237
Debtor in possession financing	30
Short-term bank debt	347
Current portion of long-term debt	633
Liabilities associated with assets held for sale	60

Total current liabilities	1,307

Long-term debt, net of current portion	35
Pension and other postretirement projected benefit obligations	79
Other long-term liabilities	97
Deferred income taxes	40

Total liabilities not subject to compromise	1,558

Liabilities subject to compromise	3,211

Total liabilities	4,769

Commitments and contingencies
Deficit:
Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC shareholders’ deficit:
Common stock	2,288
Additional paid-in capital	377
Deficit	(2,455)
Accumulated other comprehensive loss	(724)

Total Abitibi-Consolidated Inc. and AbitibiBowater US Holding LLC shareholders’ deficit	(514)
Noncontrolling interests	71

Total deficit	(443)

Total liabilities and deficit	$4,326

See accompanying footnote.

ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
COMBINED STATEMENTS OF CASH FLOWS INFORMATION
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited, in millions of U.S. dollars)

	Three months ended		Six months ended
	June 30,		June 30,
	2009	2008	2009	2008

Cash flows from operating activities:
Net loss including noncontrolling interests	$(454)	$(205)	$(587)	$(396)
Adjustments to reconcile net loss including noncontrolling interests to net cash used in operating activities:
Share-based compensation	2	—	2	3
Depreciation, amortization and cost of timber harvested	81	115	181	228
Closure costs, impairment and other related charges	239	4	270	6
Write-downs of mill stores inventory	7	—	7	—
Deferred income taxes	(23)	(6)	(33)	(13)
Net pension contributions	(111)	(33)	(156)	(76)
Net gain on disposition of assets	—	—	(52)	—
Gain on extinguishment of debt	—	(31)	—	(31)
Amortization of debt discount (premium), net	10	31	46	52
Gain on translation of foreign currency denominated debt	(13)	(1)	(13)	(12)
Non-cash reorganization items, net	34	—	34	—
Debtor in possession financing costs	15	—	15	—
Changes in working capital:
Accounts receivable	(35)	(8)	15	(78)
Inventories	13	54	18	71
Other current assets	(1)	—	2	(4)
Accounts payable and accrued liabilities	107	(95)	88	(88)
Other, net	72	54	45	39

Net cash used in operating activities	(57)	(121)	(118)	(299)

Cash flows from investing activities:
Cash invested in fixed assets	(19)	(31)	(32)	(52)
Dispositions of assets	(1)	155	68	155
Decrease (increase) in deposit requirements for letters of credit, net	54	(70)	54	(70)
Cash received in monetization of derivative financial instruments	5	5	5	4
Other investing activities, net	(3)	—	—	—

Net cash provided by investing activities	36	59	95	37

Cash flows from financing activities:
Cash dividends to noncontrolling interests	—	(5)	(7)	(7)
Debtor in possession financing	30	—	30	—
Debtor in possession financing costs	(16)	—	(16)	—
Term loan financing	—	400	—	400
Term loan repayments	—	(53)	—	(53)
Short-term financing, net	—	(605)	—	(373)
Issuance of long-term debt	—	763	—	763
Payments of long-term debt	(2)	(276)	(2)	(276)
Payments of financing fees	—	(74)	—	(74)
Other financing activities, net	(1)	—	—	—

Net cash provided by financing activities	11	150	5	380

Net (decrease) increase in cash and cash equivalents	(10)	88	(18)	118
Cash and cash equivalents:
Beginning of period	142	162	150	132

End of period	$132	$250	$132	$250

See accompanying footnote.

ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
BASIS OF PRESENTATION FOOTNOTE
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited)
Unaudited interim combined financial information
The accompanying unaudited interim combined financial information (“Financial Information”) includes the accounts of Abitibi-Consolidated Inc. and its subsidiaries (“Abitibi”) and the accounts of AbitibiBowater US Holding LLC and its subsidiaries (“Holding” and together with Abitibi, the “Company,” “we” or “our”). Both Abitibi and Holding are subsidiaries of AbitibiBowater Inc. (referred to with its subsidiaries and affiliates, unless otherwise indicated, as “AbitibiBowater”).
This Financial Information was prepared solely for the information and use of certain holders of certain of AbitibiBowater’s indebtedness. This Financial Information is not intended to be financial statements prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”). Each of Abitibi’s and Holding’s consolidated results of operations information, consolidated cash flows information and consolidated financial position information included in the Financial Information have been derived from the underlying accounting records of AbitibiBowater, primarily following the significant accounting policies and using the same critical accounting estimates and basis of accounting as AbitibiBowater, such as long-lived assets impairment testing. However, this financial information for both Abitibi and Holding may not fully reflect the costs to each entity of doing business on a standalone basis, and any differences could be significant. Accordingly, Abitibi’s and Holding’s information included in this Financial Information has not been derived from financial statements prepared in accordance with U.S. GAAP. On October 29, 2007, Bowater Incorporated combined with Abitibi to form AbitibiBowater Inc. (the “Combination”). The Combination was accounted for as a purchase in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations” (“SFAS 141”). The consideration and related costs to effect the Combination were “pushed down” to us and were allocated to the assets acquired and liabilities assumed based on their relative fair values at the date of the Combination in accordance with SFAS 141. However, goodwill was not pushed down to us from AbitibiBowater and this consideration was recorded as part of total deficit.
The principles used to prepare the Financial Information are similar to those used to prepare consolidated financial statements. The Financial Information as of June 30, 2009 and for the three and six months ended June 30, 2009 and 2008 has been compiled by management on a combined basis to include the accounts of both Abitibi and Holding (prepared on their respective bases as described above), adjusted for eliminations of intercompany transactions between Abitibi and Holding. However, as noted above, the Financial Information as of June 30, 2009 and for the three and six months ended June 30, 2009 and 2008 is not, nor is it intended to be, in accordance with U.S. GAAP.
Creditor Protection Proceedings
On April 16, 2009, AbitibiBowater Inc. and certain of its U.S. and Canadian subsidiaries, including Holding, filed voluntary petitions (collectively, the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “U.S. Court”) for relief under the provisions of Chapter 11 of the United States Bankruptcy Code, as amended. In addition, on April 17, 2009, AbitibiBowater Inc. and certain of its Canadian subsidiaries, including Abitibi, sought creditor protection (the “CCAA Proceedings”) under the Companies’ Creditors Arrangement Act with the Superior Court of Quebec in Canada (the “Canadian Court”). On April 17, 2009, Abitibi and its wholly-owned subsidiary, Abitibi-Consolidated Company of Canada (“ACCC”), each filed a voluntary petition for provisional and final relief (the “Chapter 15 Cases”) in the U.S. Court under the provisions of Chapter 15 of the United States Bankruptcy Code, as amended, to obtain recognition and enforcement in the United States of certain relief granted in the CCAA Proceedings. The Chapter 11 Cases, the Chapter 15 Cases and the CCAA Proceedings are collectively referred to as the “Creditor Protection Proceedings.” The U.S. Court and the Canadian Court are collectively referred to as the “Courts.” Abitibi’s subsidiary which owns its Bridgewater, United Kingdom operations and almost all of our less than wholly-owned subsidiaries were excluded from the Creditor Protection Proceedings and are expected to continue to operate outside of such proceedings.

ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
BASIS OF PRESENTATION FOOTNOTE
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited)
Basis of presentation and going concern issues
The commencement of the Creditor Protection Proceedings raises substantial doubt about AbitibiBowater’s ability to continue as a going concern. As such, the underlying financial records from which the Financial Information was derived have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.
The Creditor Protection Proceedings and AbitibiBowater’s debtor in possession financing arrangements provide AbitibiBowater with a period of time to stabilize its operations and financial condition and develop a comprehensive restructuring plan. Management believes that these actions make the going concern basis of presentation appropriate. However, it is not possible to predict the outcome of these proceedings and as such, the realization of assets and discharge of liabilities are each subject to significant uncertainty. Further, AbitibiBowater’s ability to continue as a going concern is dependent on market conditions and its ability to successfully develop and implement a comprehensive restructuring plan and improve profitability, obtain alternative financing to replace its debtor in possession financing arrangements and restructure its obligations in a manner that allows it to obtain confirmation of a plan of reorganization by the Courts. However, it is not possible to predict whether the actions taken in its restructuring will result in improvements to its financial condition sufficient to allow it to continue as a going concern. If the going concern basis is not appropriate, adjustments will be necessary to the carrying amounts and/or classification of our assets and liabilities.
Further, a comprehensive restructuring plan could materially change the carrying amounts and classifications reported in our Financial Information. The assets and liabilities in our Financial Information do not reflect any adjustments related to such a comprehensive restructuring plan. In addition, our Financial Information does not purport to reflect or provide for the consequences of the Creditor Protection Proceedings, such as (i) the realizable value of our assets on a liquidation basis or their availability to satisfy liabilities, (ii) the amounts of pre-petition liabilities that may be allowed for claims or contingencies or the status and priority thereof, (iii) the effect of any changes in our deficit that may be made in AbitibiBowater’s recapitalization or (iv) the effect on our Combined Statements of Operations Information regarding any changes made to our business resulting from AbitibiBowater’s comprehensive restructuring plan.
Effective upon the commencement of the Creditor Protection Proceedings, we applied the American Institute of Certified Public Accountants’ Statement of Position 90-7 (“SOP 90-7”), “Financial Reporting by Entities in Reorganization under the Bankruptcy Code,” in preparing our Financial Information and we will continue to apply SOP 90-7 while we operate under the Creditor Protection Proceedings. SOP 90-7 does not change the manner in which financial statements are prepared. However, it requires that the financial statements distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain expenses (including professional fees) and provisions for losses directly associated with the reorganization and restructuring of the business that have been realized or incurred in the Creditor Protection Proceedings have been recorded in “Reorganization items, net” in the Combined Statements of Operations Information. The timing of recognition of Reorganization items, net is in accordance with U.S. GAAP related to accounting for severance and termination benefits and accounting for costs associated with exit and disposal activities (including costs incurred in a restructuring). Pre-petition obligations that may be impaired by the reorganization process have been classified in the Combined Balance Sheet Information as “Liabilities subject to compromise.” These liabilities have been reported at the amounts expected to be allowed by the Courts, even if they may be settled for lesser amounts. Additionally, we have continued to record interest expense on certain of our pre-petition debt obligations.
Recently adopted accounting pronouncement
Effective January 1, 2009, we adopted SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (“SFAS 160”). SFAS 160 established new guidance governing the accounting for and reporting of noncontrolling interests (“NCIs”) in partially owned consolidated subsidiaries and the loss of control of subsidiaries. Certain provisions of this standard indicate, among other things, that NCIs (previously referred to as minority interests) be treated as a separate component of equity, not as a liability (as was previously the case), that increases and decreases in the parent’s ownership interest that leave control intact be treated as equity transactions, rather than as step acquisitions or dilution gains or losses, and that losses of a partially owned consolidated subsidiary be allocated to the NCI even when such allocation might result in a deficit balance. This standard also required changes

ABITIBI-CONSOLIDATED INC. AND ABITIBIBOWATER US HOLDING LLC
BASIS OF PRESENTATION FOOTNOTE
(Under Creditor Protection Proceedings as of April 16 and 17, 2009)
(Unaudited)
to certain presentation and disclosure requirements. The provisions of the standard were applied to all NCIs prospectively, except for the presentation and disclosure requirements, which were applied retrospectively to all periods presented. As a result, upon adoption, we retroactively reclassified the “Minority interests in subsidiaries” balance previously included as a separate liability caption in our Combined Balance Sheet Information to a new component of equity with respect to NCIs in consolidated subsidiaries. The adoption also impacted certain captions previously used in our Combined Statements of Operations Information, largely identifying net loss including NCI and net loss attributable to the Company. The adoption of SFAS 160 did not have a material impact on our results of operations information or financial position information.